                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                UNIVISION COMMUNICATIONS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                         LOS ANGELES, CALIFORNIA 90067

Dear Stockholder:

    We cordially invite you to attend our Annual Meeting of Stockholders at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California on Tuesday, May 25, 1999, at 10:00 A.M.

    At the meeting, we will elect directors, ratify our appointment of Arthur Andersen LLP as our independent public accountants for 1999 and answer your questions. The attached proxy statement contains information about these matters.

    We would like you to attend. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card which will indicate your vote. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

    We look forward to seeing you on May 25, 1999.

                                          Sincerely,

                                          /s/ A. Jerrold Perenchio
                                          A. Jerrold Perenchio
                                          CHAIRMAN OF THE BOARD

March 30, 1999

                         UNIVISION COMMUNICATIONS INC.

                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 1999

                            ------------------------

    The meeting of Stockholders of Univision Communications Inc. will be held on Tuesday, May 25, 1999, at 10:00 A.M. at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California for the following purposes:

    (1) To elect six Class A/P Directors who will be elected by the holders of the Class A Common Stock, Class P Common Stock and Series A Cumulative Convertible Preferred Stock;

    (2) To ratify the appointment of Arthur Andersen LLP as our independent public accountants for 1999; and

    (3) To transact other business that may properly come before the meeting.

    In addition, the holders of the Class T Common Stock will elect one Class T Director and one Class T Alternate Director and the holders of the Class V Common Stock will elect one Class V Director and one Class V Alternate Director.

    Only stockholders of record at the close of business on March 29, 1999 will be entitled to notice of, and to vote at, the meeting and at any adjournment.

    Please sign, date and mail the proxy card promptly in the enclosed envelope so that your shares of stock may be represented and voted at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 1999

                         UNIVISION COMMUNICATIONS INC.
                      1999 AVENUE OF THE STARS, SUITE 3050
                            LOS ANGELES, CALIFORNIA

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                    GENERAL

    The Board of Directors is furnishing this proxy statement to the holders (together, the "Class A/P Stockholders") of Class A Common Stock, Class P Common Stock and Series A Cumulative Convertible Preferred Stock (together, the "Class A/P Stock") in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders to be held on Tuesday, May 25, 1999, at 10:00 A.M. and at any adjournment. The meeting will be held at the Hotel Bel-Air, Garden Room, 701 Stone Canyon Road, Los Angeles, California.

    Stockholders of record at the close of business on March 29, 1999 are entitled to notice of, and to vote at, the meeting. On March 29, 1999 the outstanding voting securities consisted of:

62,371,301   shares of Class A Common Stock,
19,981,045   shares of Class P Common Stock,
5,742        shares of Class T Common Stock,
8,918,582    shares of Class V Common Stock and
9,000        shares of Series A Cumulative Convertible Preferred Stock ("Series A
             Preferred") (convertible at the option of the holder into 550,659 shares of
             Class A Common Stock).

    We will vote the shares represented by a properly signed proxy that we receive before or at the meeting in accordance with the specifications made on the proxy. Proxies that we receive with no specification will be voted in favor of each current proposal.

    Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by giving written notice of such revocation to the Secretary at our principal executive offices, located at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067, telephone (310) 556-7676. A stockholder may also give notice by filing a properly executed proxy bearing a later date or by voting in person.

    Univision will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the Class A Common Stock held of record by such brokers and nominees. We will reimburse such persons for their reasonable forwarding expenses. In addition to the use of the mails, our directors, officers and regular employees may solicit proxies, but will not be paid for their solicitation.

    This proxy statement, proxy card and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about March 31, 1999.

                                  VOTING POWER

    The holders of the Class A Common Stock, Class T Common Stock, Class V Common Stock and Series A Preferred have one vote per share on all matters on which they are entitled to vote. The holders of the Class P Common Stock have 10 votes per share on all matters on which they are entitled to vote(1), meaning that they currently have approximately 74% of the total voting power of the common stock, assuming conversion of the Series A Preferred to Class A Common Stock but not the exercise of any options or warrants. See "Security Ownership of Certain Beneficial Owners and Management." THUS, THE HOLDERS OF CLASS P COMMON STOCK WILL HAVE SUFFICIENT VOTES TO CONTROL EACH MATTER THEY VOTE ON AT THE MEETING.

                                 VOTES REQUIRED
                       VOTES REQUIRED FOR BOARD ELECTION

    The Class A/P Stockholders will elect six directors (the "Class A/P Directors"); the holders of the Class T Common Stock will elect one director and one alternate director (the "Class T Director" and "Class T Alternate Director"); and the holders of the Class V Common Stock will elect one director and one alternate director (the "Class V Director" and "Class V Alternate Director").

    Holders of a majority of the voting interest of our Class A/P Stock, present in person or by proxy, will constitute a quorum for the holding of a meeting of the Class A/P Stockholders for the purpose of electing the six Class A/P Directors. The nominees for Class A/P Directors receiving the most votes cast by the Class A/P Stockholders will be elected as Class A/P Directors.

    Holders of a majority of the voting interest of each of the Class T Common Stock and Class V Common Stock, as the case may be, present in person or by proxy, will constitute a quorum for the holding of a meeting of stockholders of such classes for the purpose of electing the director and alternate director that each such class has the right to elect. The Class T Director, Class T Alternate Director, Class V Director and Class V Alternate Director will be elected by (1) the votes cast by holders of the class of Common Stock that has the right to elect such director or alternate director, or (2) the written consent of the holders of a majority of the voting interest of the class entitled to elect such director or alternate director.

                 VOTE REQUIRED FOR RATIFICATION OF ACCOUNTANTS

    Holders of a majority of the voting interest of all shares of our capital stock will constitute a quorum for the holding of a meeting to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 1999. The affirmative vote of a majority of the voting interest of all shares of our capital stock, voting as a single class, present in person or by proxy at the meeting, is required to ratify the appointment of Arthur Andersen LLP as our independent public accountants for 1999.

    Proxies in the enclosed form will be voted, unless authority is withheld,
(1) for the election of the six nominees for Class A/P Director named below; (2) for the ratification of the appointment of Arthur Andersen LLP; and (3) according to the best judgment of the proxyholder in regard to any other matter that properly comes before the meeting.

                               COUNTING OF VOTES

    Our inspector of elections will count all votes cast in person, by proxy or by written consent at the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of

------------------------

(1) If A. Jerrold Perenchio is incapacitated (defined as Mr. Perenchio being subject to a conservatorship of the estate under applicable state law) at the time of the meeting or if Mr. Perenchio and any of his permitted transferees own less than 13,243,042 shares of Class P Common Stock, the holders of the Class P Common Stock will have one vote per share.

determining the presence of a quorum, but will not be treated as votes cast for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be counted in determining the number of shares necessary for approval.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS

    Our six nominees proposed for election as Class A/P Directors by the Class A/P Stockholders are A. Jerrold Perenchio, Henry Cisneros, Harold Gaba, Alan F. Horn, John G. Perenchio and Ray Rodriguez. The nominees proposed for election as a Class T Director and Class T Alternate Director by the holders of Class T Common Stock are Jose A. Baston Patino and Alfonso de Angoitia, respectively. The nominees proposed for election as a Class V Director and Class V Alternate Director by the holders of Class V Common Stock are Gustavo Cisneros and Alejandro Rivera, respectively. All of the nominees for director are currently serving as directors and both of the nominees for alternate director are serving as alternate directors. Each director and alternate director will serve until the next meeting of stockholders and until his successor is qualified and elected or until the earlier of a director's death, resignation or removal.

    An alternate director may act in the place of the director for whom he is an alternate if such director is absent from a Board meeting. While so acting, the alternate director has all of the rights, duties, privileges and powers of the director for whom he is acting as an alternate (including the right to vote at such meeting) and is counted in determining whether a quorum is present. Except when acting as an alternate, no alternate director is entitled to vote at a meeting of the Board of Directors and is not counted as a member of the Board in determining a quorum. At present, the Class A/P Directors do not intend to nominate any alternate Class A/P Director nominees for election by the Class A/P Stockholders.

    Each nominee is willing to serve if elected, but if any Class A/P Director nominee becomes unable to serve, your proxies will be voted for the election of such other person or persons as the Class A/P Directors select.

                  NOMINEES FOR ELECTION AS CLASS A/P DIRECTORS

    The nominees for election to the Board of Directors to represent the Class A/P Stockholders are:

                                                                                                             FIRST
                                                                                                             YEAR
NAME OF NOMINEE                    AGE                         PRINCIPAL OCCUPATION                         ELECTED
---------------------------------  ---   -----------------------------------------------------------------  -------
A. Jerrold Perenchio.............  68    Chairman of the Board and Chief Executive Officer of Univision      1992
                                           Communications Inc.

Henry Cisneros...................  51    President and Chief Operating Officer of Univision Communications   1997
                                           Inc.

Harold Gaba......................  53    President and Chief Executive Officer of ACT III Communications     1996
                                           Inc.

Alan F. Horn.....................  56    Chairman and Chief Executive Officer of Castle Rock Entertainment   1992

John G. Perenchio................  43    President of Ultimatum Music, LLC, Vice President of Malibu Bay     1992
                                           Company and Executive of Chartwell Partners LLC

Ray Rodriguez....................  48    President and Chief Operating Officer of the Univision Network      1996

    Mr. A. Jerrold Perenchio has been Chairman of the Board and Chief Executive Officer of Univision since December 1992. From December 1992 through January 1997 he was also Univision's President. Mr. Perenchio has owned and been active in Chartwell Partners LLC since it was formed in 1983. Chartwell Partners LLC is an investment firm that is active in the media and communications industry. Mr. Perenchio has over 25 years of experience in the U.S. media and communications industry. During his career, Mr. Perenchio has been the chief executive officer of a number of successful entities involved in the production and syndication of television programming, and from 1975 to 1986 owned and operated Spanish-language television stations in Los Angeles and New York. A. Jerrold Perenchio is John G. Perenchio's father.

    Mr. Henry Cisneros has been Univision's President and Chief Operating Officer since January 1997. From January 1993 through January 1997, Mr. Cisneros was the Secretary of the U.S. Department of Housing and Urban Development. As a member of the President's Cabinet, Secretary Cisneros was assigned America's housing and community development portfolio. Before joining the cabinet, he was Chairman of Cisneros Asset Management Company, a fixed income money management firm operating nationally. In 1981, Mr. Cisneros became the first Hispanic mayor of a major U.S. city when he was elected Mayor of San Antonio, the nation's 10th largest city, where he served four terms until 1989. Mr. Cisneros has served as President of the National League of Cities, Chairman of the National Civic League, Deputy Chair of the Federal Reserve Bank of Dallas, and as a board member of the Rockefeller Foundation. After an investigation by an Independent Counsel, Mr. Cisneros was accused in a federal indictment in December 1997 of violating certain federal statutes. Mr. Cisneros is accused of making false statements, obstructing justice, and conspiring to mislead in connection with his appointment as Secretary of the U.S. Department of Housing and Urban Development. Mr. Cisneros was arraigned on January 8, 1998, and pled not guilty. Mr. Cisneros has informed us that he will defend himself vigorously. Henry Cisneros is not related to Gustavo Cisneros.

    Mr. Gaba has been President and CEO of ACT III Communications Inc., a multi-media communications company with interests in theatrical exhibition, television and motion picture production, and broadcasting since August 1990. From 1992 through 1997, he served as CEO and a director of ACT III Theatres, Inc., and from November 1992 through January 1996, he also served as CEO and a director of Act III Broadcasting, Inc. From 1988 to 1995, Mr. Gaba was a partner of Hark Television Corporation, a broadcast management company.

    Mr. Horn has been Chairman and Chief Executive Officer of Castle Rock Entertainment since January 1994. Mr. Horn was a member of the Executive Committee and the Planning Committee of Turner Broadcasting Systems, Inc. from January 1994 to December 1996. From 1987 until January 1994, Mr. Horn was the Chairman of the Management Committee of Castle Rock Entertainment. From 1985 to 1987, Mr. Horn was the President and Chief Operating Officer of Twentieth Century Fox Film Corporation. Before such time, he was an executive of Embassy Communications and its predecessor, TAT Communications Company, and Tandem Productions. From 1982 to 1985 he served as Chief Executive Officer and Chairman of the Board of Directors of Embassy.

    Mr. John G. Perenchio has been an executive at Chartwell Partners LLC and Vice President of Malibu Bay Company (a real estate development and management company) since 1990. Since August 1997, Mr. Perenchio has been President of Ultimatum Music, LLC (a record and music publishing company). From 1985 to 1990 he was a Business Affairs executive and subsequently a Director of Contemporary Music at Triad Artists, Inc. John G. Perenchio is the son of A. Jerrold Perenchio.

    Mr. Rodriguez has been President and Chief Operating Officer of the Network since December 1992. In August 1990 Mr. Rodriguez joined the Network's predecessor as Vice President and Director of Talent Relations. In September 1991, he became Senior Vice President and Operating Manager of the Network's predecessor. In May 1992, Mr. Rodriguez became President and Chief Executive Officer of Univision's predecessor. Before joining the Network's predecessor, he owned and operated a management consulting and production company that produced Spanish-language television programs. From 1983 to 1989, he was Julio Iglesias' manager and Chief Executive Officer of that performer's organization.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS CLASS A/P DIRECTORS OF THE NOMINEES LISTED ABOVE.

 NOMINEES FOR ELECTION AS CLASS T AND CLASS V DIRECTORS AND ALTERNATE DIRECTORS

    The holders of Class T Common Stock are entitled to elect one Class T Director and one Class T Alternate Director at the meeting. The holders of Class V Common Stock are entitled to elect one Class V Director and one Class V Alternate Director at the meeting.

    The following individuals have been nominated for election to the Board of Directors or as alternate directors to represent the holders of Class T Common Stock and the holders of the Class V Common Stock. This information is being provided to Class A/P Stockholders for informational purposes only, as they are not entitled to vote for the Class T Director, Class V Director or their alternates.

                                                                                                       FIRST
                                                                                                       YEAR
NAME OF NOMINEE                    AGE               PRINCIPAL OCCUPATION                  CLASS      ELECTED
---------------------------------  ---   ---------------------------------------------  ------------  -------
Jose A. Baston Patino............  30    Deputy Chief Operating Officer of Televisa          T         1998

Alfonso de Angoitia..............  36    Partner, Mijares, Angoitia, Cortes y Fuentes   Alternate T    1998

Gustavo Cisneros.................  53    Chairman of Member Companies of the Cisneros        V         1994
                                           Group of Companies

Alejandro Rivera.................  55    Managing Director and Vice President of        Alternate V    1996
                                           Venevision International

    Mr. Baston has served in various capacities for Grupo Televisa, S.A. and its affiliates ("Televisa") or its subsidiaries since 1994. He has been Deputy Chief Operating Officer since January 1998. From 1997 to January 1998 he was General Director of Sports, Special Events and Paid Television. From 1996 to 1997 he was General Director of Paid Television. From 1994 to 1995 he was General Director of Programming.

    For the past five years, Mr. Angoitia has been a partner of Mijares, Angoitia, Cortes y Fuentes, a law firm in Mexico. Since 1998, he has been Secretary of the Board of Directors and of the Executive Committee of Televisa.

    For more than five years, Mr. Gustavo Cisneros has been a direct or indirect beneficial owner of interests in and a director of certain companies (the "Cisneros Group") that own or are engaged in a number of diverse commercial enterprises, principally in Venezuela, the United States, Brazil, Chile and Mexico, including Corporacion Venezolana de Television, C.A. (Venevision) and its affiliates ("Venevision"). Mr. Cisneros is Chairman of the Board of Directors of Pueblo Xtra International, Inc., a member of the Board of Directors of Spalding Holdings Corporation, a member of the Board of Directors of RSL Communications, Ltd. and a member of the Board of Directors of Pan American Beverages Company, Inc. Gustavo Cisneros is not related to Henry Cisneros.

    Mr. Rivera has served in executive positions with companies in the Cisneros Group since 1976, including Venevision. Mr. Rivera is a member of the Board of Directors of Pueblo Xtra International, Inc.

                            DIRECTORS' COMPENSATION

    Each non-employee director who owns less than 5% of Univision's capital stock and who is not affiliated with A. Jerrold Perenchio, Televisa or Venevision is paid $50,000 for each year of service.

                          BOARD OF DIRECTORS MEETINGS

    The Board of Directors held four meetings during 1998. Each director other than Gustavo Cisneros attended more than 75% of the aggregate number of Board of Directors meetings and Committee meetings on which he served in 1998. As permitted by our Restated Certificate of Incorporation and bylaws, Alejandro Rivera, the Class V Alternate Director, attended all of the Board meetings in Mr. Gustavo Cisneros' place.

                                BOARD COMMITTEES

AUDIT COMMITTEE

    Univision's Audit Committee, comprised of Messrs. Gaba, Horn and Gustavo Cisneros, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of such audit engagement, approves professional services provided by the independent public accountants, reviews independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met one time in 1998.

COMPENSATION COMMITTEE

    Univision's Compensation Committee was comprised of Messrs. Gaba, Horn, and Lawrence Dam until his resignation from the Board of Directors on November 18, 1998. Jose A. Baston Patino replaced Mr. Dam on the Compensation Committee. This Committee makes recommendations to the Board concerning compensation of our executive officers and administers the 1996 Performance Award Plan ("Performance Award Plan"). See "Compensation Committee Report on Executive Compensation." The Compensation Committee met three times in 1998.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of Univision's voting securities as of March 1, 1999 by (1) each person who we know beneficially owns 5% or more of the outstanding shares of any class of Univision's voting securities, (2) each of our directors and the Named Executive Officers (as defined in the "Summary Table of Executive Compensation" section below), and (3) all directors and executive officers as a group. Except as indicated in the footnotes to the table, each person named in the table has sole voting and investment power with respect to all shares of securities shown as beneficially owned by them, subject to community property laws where applicable.

    Please see the footnotes below for the disclosure required by the Securities Exchange Act of 1934 for each of the parties listed below. Because the Class P, Class T and Class V Common Stock and the Series A Preferred can be converted to Class A Common Stock at any time, we are presenting the information below based on such conversions. All share numbers presented below reflect the two-for-one stock split effected on January 12, 1998 (the "Stock Split"). We obtained the information presented below for stockholders other than officers and directors from Schedule 13Gs and amendments thereto, which reflect beneficial ownership as of December 31, 1998.

                                                                                                              PERCENT OF CLASS A
                                                                                                                 COMMON STOCK
                                                          NUMBER OF SHARES OF          PERCENT OF CLASS A     BENEFICIALLY OWNED
                                                          CLASS A COMMON STOCK            COMMON STOCK        ASSUMING WARRANTS
                                                           BENEFICIALLY OWNED          BENEFICIALLY OWNED       ARE EXERCISED
NAME AND ADDRESS(a)                 TITLE OF CLASS               (b)(c)                       (c)                    (n)
--------------------------------  -------------------  --------------------------     --------------------   --------------------
A. Jerrold Perenchio(a) ........  Class A and Class P         19,981,245(d)(e)               21.8%                  17.3%
                                  Common Stock

Grupo Televisa, S.A. ...........  Class T                          5,742(e)(f)                 *                     8.2%
Avenida Chapultepec,              Common Stock
No. 28 06724 Mexico, D.F.
Mexico

Venevision .....................  Class V                      8,918,582(e)(f)(l)             9.7%                  19.6%
c/o Finser Corporation            Common Stock
550 Biltmore Way,
Suite 900
Coral Gables
Florida 33134

Janus Capital Corporation ......  Class A                      6,658,295(g)                   7.3%                   5.8%
100 Fillmore Street               Common Stock
Denver, Colorado 80206-4973

Putnam Investments, Inc. .......  Class A                      5,804,399(h)                   6.3%                   5.0%
One Post Office Square,           Common Stock
Boston, Massachusetts 02109

Wellington Management                                          4,040,900(i)                   4.4%                   3.5%
  Company LLP ..................  Class A
75 State Street                   Common Stock
Boston, Massachusetts 02109

Massachusetts Financial                                        3,447,019(j)                   3.8%                   3.0%
  Services Company .............  Class A
500 Boylston Street               Common Stock
Boston, Massachusetts 02116

George W. Blank(a)..............  Class A                        409,344(k)                    *                      *
                                  Common Stock

Robert V. Cahill(a).............  Class A                        293,854(k)                    *                      *
                                  Common Stock

                                                                                                              PERCENT OF CLASS A
                                                                                                                 COMMON STOCK
                                                          NUMBER OF SHARES OF          PERCENT OF CLASS A     BENEFICIALLY OWNED
                                                          CLASS A COMMON STOCK            COMMON STOCK        ASSUMING WARRANTS
                                                           BENEFICIALLY OWNED          BENEFICIALLY OWNED       ARE EXERCISED
NAME AND ADDRESS(a)                 TITLE OF CLASS               (b)(c)                       (c)                    (n)
--------------------------------  -------------------  --------------------------     --------------------   --------------------
Henry Cisneros(a)...............  Class A                        109,486(k)                    *                      *
                                  Common Stock

Harold Gaba(a)..................  Class A                         53,000(k)                    *                      *
                                  Common Stock

Alan F. Horn(a).................  Class A                        125,000(k)                    *                      *
                                  Common Stock

John G. Perenchio(a)............  Class A                          6,600(k)                    *                      *
                                  Common Stock

Ray Rodriguez(a)................  Class A                        420,404(k)                    *                      *
                                  Common Stock

Gustavo Cisneros ...............          N/A                          0(l)                    *                      *
c/o Finser Corporation
550 Biltmore Way
Suite 900
Coral Gables, Florida 33134

Jose A. Baston Patino ..........          N/A                          0                       *                      *
Grupo Televisa, S.A.
Av. Chapultepee No. 28 6th Piso
Col. Doctores, Mexico D.F. 06724

Alfonso de Angoitia ............          N/A                          0                       *                      *
c/o Minares, Angoitia, Cortes y
  Fuentes S.C.
505 3rd Floor
Lomas de Chapultepec
11000 Mexico City, Mexico

Alejandro Rivera ...............  Class A                        203,000(k)                    *                      *
c/o Finser Corporation            Common Stock
550 Biltmore Way
Suite 900
Coral Gables, Florida 33134

Chester and Naomi Smith ........  Series A                       550,659(m)                    *                      *
c/o J. Wilmer Jensen, Esq.        Preferred
1514 H. Street
Modesto, California 95354

All directors and
  executive officers as a
  group (12 persons)............  Class A, Class P,           21,601,933(e)(f)(l)            23.3%                  18.5%
                                  Class T and Class V
                                  Common Stock

------------------------------

(a) Unless otherwise indicated, the address of each executive officer and director is 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067.

(b) Each of A. Jerrold Perenchio and his affiliates ("Perenchio"), Televisa, Venevision, and Chester and Naomi Smith benefically own 100% of their respective classes.

(c) Assumes that the Class P, Class T and Class V Common Stock outstanding are converted into Class A Common Stock on a share for share basis and assumes that the 9,000 shares of Series A Preferred are converted into 550,659 shares of Class A Common Stock since this may be done at any time in accordance with their respective terms. Does not include the shares issuable upon exercise of the 23,838,052 warrants that are outstanding (see footnotes
    (e) and (f) below).

(d) Includes 442,870 shares of Class P Common Stock beneficially owned by Margaret Perenchio, Mr. Perenchio's wife. Mr. Perenchio has the sole power to vote such shares pursuant to a proxy, but Mrs. Perenchio has sole power to dispose of or direct the disposition of such shares. Also includes 200 shares of Class A Common Stock owned by Mr. Perenchio.

(e) Each of Mr. Perenchio, Televisa and Venevision have formed a separate partnership in which each of them is the general partner and The Davila Family, LLC is the managing general and limited partner. The partnership with Mr. Perenchio owns 1,191,318 shares of Class A Common Stock and 12,034 shares of Class P Common Stock. The partnership with Televisa owns 469,348 shares of Class A Common Stock, 4,742 shares of Class T Common and warrants to purchase 356,256 shares of Class A Common Stock and 7,292 shares of Class T Common Stock. The partnership with Venevision owns 469,348 shares of Class A Common Stock, 4,742 shares of Class V Common Stock and warrants to purchase 356,256 shares of Class A Common Stock and 7,292 shares of Class V Common Stock. The Davila Family, LLC has full dispositive and voting power over the shares of Class A Common Stock owned by the partnerships, and Mr. Perenchio, Televisa and Venevision each has full dispositive and voting power over the shares of Class P Common Stock, Class T Common Stock and Class V Common Stock owned by the partnership in which it is a partner.

(f) Excludes 9,406,690 shares of Class T Common Stock and 13,718,850 shares of Class V Common Stock issuable upon exercise of warrants held by Televisa and Venevision, respectively. Such warrants may be exercised by the holder, so long as the aggregate shares owned by Televisa, Venevision and all non-U.S. aliens do not represent more than 25% of the outstanding stock.

(g) Based on a report on Schedule 13G/A dated February 12, 1999, Janus Capital Corporation and/or its affiliates had shared voting and shared dispositive power over all such shares. Based on such Schedule 13G/A, Janus Capital Corporation owned 11.2% of the Class A Common Stock outstanding as of December 31, 1998.

(h) Based on a report on Schedule 13G/A dated February 11, 1999, Putnam Investments, Inc. and/or its affiliates had shared voting and shared dispositive power over all such shares. Based on such Schedule 13G/A, Putnam Investments, Inc. owned 9.8% of the Class A Common Stock outstanding as of December 31, 1998.

(i) Based on a report on Schedule 13G/A dated February 9, 1999, Wellington Management Company, LLP and/or its affiliates had shared voting and shared dispositive power over all such shares. Based on such Schedule 13G/A, Wellington Management Company, LLP owned 6.8% of the Class A Common Stock outstanding as of December 31, 1998.

(j) Based on a report on Schedule 13G/A dated February 11, 1999, Massachusetts Financial Services Company had sole voting and sole dispositive power over all such shares. Based on such Schedule 13G/A, Massachusetts Financial Services Company owned 5.8% of the Class A Common Stock outstanding as of December 31, 1998.

(k) The following persons hold stock options that are vested or will vest and become exercisable on or before April 30, 1999: Mr. Cahill--225,000; Mr. Blank--325,000; Mr. Henry Cisneros--91,666; Mr. Rodriguez--325,000; Mr. Rivera--200,000; Mr. Gaba--5,000; and Mr. Horn--5,000.

(l) A trust for the benefit of the family of Gustavo Cisneros and a trust for the benefit of the family of Ricardo Cisneros each owns a 50% indirect beneficial ownership interest in the equity of the Venevision affiliates that own these shares. These affiliates have shared voting and dispositive powers. Messrs. Gustavo and Ricardo Cisneros disclaim beneficial ownership of such shares.

(m) The Series A Preferred Stock is voting stock (one vote per share) and is convertible into 550,659 shares of Class A Common Stock at the option of the holders until March 20, 2001. The Series A Preferred is redeemable at the option of the holders at any time, and by us after March 20, 2001. We are not aware of any other shares of Class A Common Stock beneficially owned by Chester and Naomi Smith.

(n) The warrants to purchase Class T and Class V Common Stock are subject to certain exercise restrictions. See "Certain Relationships and Related Transactions--Warrants."

*   Represents less than one percent.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

    The Compensation Committee currently consists of Messrs. Gaba, Horn and Baston, none of whom is an employee of Univision. The Compensation Committee is responsible for making recommendations to the Board concerning the compensation levels of our executive officers. The Compensation Committee also administers the Performance Award Plan and determines awards to be made under such plan to officers and to other eligible individuals.

    The Compensation Committee may consider other forms of compensation, both short-term and long-term, in addition to those described below, designed to link compensation with achieving financial targets. The Compensation Committee has decided to retain the services of an outside consulting firm to assist it in reviewing the compensation levels of the Company's executive officers as well as the compensation plans offered by the Company.

                                  BASE SALARY

    Basic compensation paid to our executives during 1998 was established by Mr. Perenchio, our Chairman. The basic compensation of the executive officers other than Messrs. Perenchio and Cahill is set forth in employment agreements whose terms extend beyond 1999. During 1998, the Compensation Committee approved extending the employment agreements to December 31, 2001 and approved the base compensation to be paid in 2001. Mr. Perenchio serves as Chief Executive Officer without remuneration. See also "Certain Relationships and Related Transactions" for a description of reimbursements by Univision of salaries and services of Mr. Cahill and others provided by another company wholly-owned by Mr. Perenchio.

                               BONUS COMPENSATION

    CASH BONUSES Cash bonuses for 1998 were approved by the Compensation Committee, based upon Mr. Perenchio's recommendation. Although the criteria for the cash bonuses was subjective, the Committee takes into consideration such factors as profitability in a particular fiscal year, our stock performance, outstanding achievements, and improvement in market share and industry position.

    BONUS AWARD On May 13, 1998, a major shareholder contributed 1,354,665 shares of Class P Common Stock to Univision to fund the 1998 Stock Bonus Plan (the "Bonus Plan"). In accordance with our Restated Certificate of Incorporation, the shares were automatically converted to Class A Common Stock and placed into our treasury. On May 13, 1998, the Board of Directors adopted the Bonus Plan and vested the Compensation Committee with the authority to select employees to receive awards and determine the value of the awards granted to selected employees. The Compensation Committee met on May 26, 1998 and selected all of the recipients of the awards. The Bonus Plan authorized a total of 1,354,665 shares of Class A Common Stock, par value $.01 per share, for issuance. On May 27, 1998, all of the 1,354,665 Class A Common Stock treasury shares were granted to the selected employees, of which 890,614 shares were delivered to the recipients of the awards and 464,051 shares were withheld to satisfy tax withholding requirements.

                           EQUITY-BASED COMPENSATION

    The Compensation Committee will provide long-term incentives linked to an increase in stock value by awarding stock options at the fair market value on the date of grant that vest over time to encourage

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

employees to continue to use their best professional skills and to remain in our employ. Outstanding stock options granted in connection with our 1996 initial public offering are now fully vested. Mr. Henry Cisneros' stock options vest in three equal annual installments. All other options granted since our initial public offering are, and future options are expected to be, exercisable in annual 25% increments over a four-year period.

                  THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the deductibility by us of cash compensation in excess of $1 million paid to the chief executive officer and the four highest compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe the Performance Award Plan complies with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to fully deduct compensation paid to executives under the plan. We believe the compensation awarded under the Bonus Plan does not comply with the rules under Section 162(m), and therefore certain executive compensation paid in 1998 will be non-deductible.

                           The Compensation Committee
                                  Harold Gaba
                                  Alan F. Horn
                             Jose A. Baston Patino

                    SUMMARY TABLE OF EXECUTIVE COMPENSATION

    The following table shows the compensation we paid or accrued during 1998, 1997 and 1996 to each of our executive officers (collectively, the "Named Executive Officers").

                                                                              LONG-TERM
                                                                             COMPENSATION
                                              ANNUAL COMPENSATION            ------------
                                     -------------------------------------    SECURITIES
                                                     CASH    OTHER ANNUAL     UNDERLYING      ALL OTHER
                                           SALARY   BONUSES  COMPENSATION    OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR    ($)      ($)         ($)            (#)             ($)
-----------------------------------  ----  -------  -------  -------------   ------------   -------------
A. Jerrold Perenchio(a) ...........  1998     None     None        None           None            None
  Chairman of the Board and          1997  300,000     None        None           None            None
  Chief Executive Officer            1996  300,000     None        None           None            None

Henry Cisneros(b) .................  1998  493,205  500,000   1,240,000(c)     100,000            None
  President and Chief Operating      1997  374,359  400,000        None        300,000       1,000,000(d)
  Officer                            1996      N/A      N/A         N/A            N/A             N/A

George W. Blank ...................  1998  550,000  550,000   2,480,000(c)     100,000           9,600(e)
  Executive Vice President and       1997  500,000  500,000        None        100,000           4,800(e)
  Chief Financial Officer            1996  499,992  500,000        None        300,000           4,500(e)

                                     1998  500,000  500,000   3,306,677(c)     100,000            None
Robert V. Cahill(f) ...............  1997  500,000  500,000        None        100,000            None
  Vice President and Secretary       1996  500,000  500,000        None        200,000            None

Ray Rodriguez .....................  1998  650,000  650,000   3,306,677(c)     100,000           9,600(e)
  President and Chief Operating      1997  600,000  600,000        None        100,000           4,800(e)
  Officer of the Network             1996  600,000  600,000        None        300,000           4,500(e)

------------------------

(a) Mr. Perenchio's services were provided pursuant to the informal arrangement described in "Employment Agreements and Arrangements." Mr. Perenchio was not compensated for his services in any employment capacity with Univision during the past three years except from October 1996 through March 1997. However, one of his affiliates that was a partner of the Univision Network received $2,595,000 in 1996 as a management fee from the Network.

(b) Mr. Cisneros joined Univision on January 27, 1997.

(c) Reflects fair market value of stock awarded on May 27, 1998 as bonuses and required tax withholding. See "Compensation Committee Report on Executive Compensation--Bonus Compensation" and "Security Ownership of Certain Beneficial Owners and Management."

(d) Sign-on bonus paid February 1, 1997.

(e) Matching contribution pursuant to 401(k) Plan. See "401(k) Savings and Thrift Plan."

(f) The services of Mr. Cahill in 1998, 1997 and 1996 were provided by Mr. Perenchio pursuant to the informal arrangement among Mr. Perenchio, Televisa and Venevision described in "Employment Agreements and Arrangements." Mr. Cahill was paid by Mr. Perenchio a salary of $500,000 in 1998, 1997 and 1996, respectively, for all of the services he performed for us and one-half of such salary was charged to us. We paid a bonus of $500,000 earned in each of 1998, 1997 and 1996 to Mr. Cahill. See "Employment Agreements and Arrangements" and "Certain Relationships and Related Transactions--Reimbursement Arrangements."

                     EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

    Effective January 27, 1997, we entered into a three-year employment agreement with Henry Cisneros. Effective February 12, 1997 Mr. Cisneros was elected President and Chief Operating Officer in accordance with the terms of his employment agreement. Mr. Cisneros' base compensation is $400,000 in 1997, $500,000 in 1998 and $600,000 in 1999. He also received a signing bonus of $1 million in 1997. On January 1, 1999, we amended his agreement to extend the term through December 31, 2001. Mr. Cisneros' base compensation will be $600,000 in 2000 and 2001.

    On January 1, 1999, Messrs. Blank and Rodriguez entered into amended employment agreements with us, each of which expires on December 31, 2001. Mr. Blank's base salary under his agreement is $500,000 for 1997, $550,000 for 1998, 1999, and 2000 and $600,000 for 2001. Mr. Rodriguez's base salary under his agreement is $600,000 for 1997, $650,000 for 1998 and 1999, $700,000 for 2000
and $800,000 for 2001. In addition, based upon an annual review of each individual's performance and our results of operations and our prospects, we may grant Mr. Cisneros, Mr. Blank and Mr. Rodriguez bonuses.

    The employment agreements for Messrs. Cisneros, Blank and Rodriguez may be terminated for cause, upon death or disability or without cause. In the case of a termination without cause, the employee shall, subject to certain conditions regarding confidentiality, trade secrets and competitive activities, be entitled to receive his base salary for the remainder of his employment agreement.

    Pursuant to an informal arrangement among Mr. Perenchio, Televisa and Venevision, the services of Mr. Cahill were provided by Mr. Perenchio in 1998, 1997 and 1996. In each of 1998, 1997 and 1996, Mr. Cahill was paid $500,000 by
Mr. Perenchio for services as a Univision executive officer and one-half was charged to us. In addition, we paid a bonus for 1998, 1997, and 1996 of $500,000 each year to Mr. Cahill. Mr. Perenchio serves as Chairman of the Board and Chief Executive Officer without compensation.

401(k) SAVINGS AND THRIFT PLAN

    We presently have a retirement savings plan (the "401(k) Plan") covering all eligible employees who have completed one year of service. The 401(k) Plan allows all employees to defer up to 15% of the total eligible compensation that would otherwise be paid to the employee, which deferral in 1998 could not exceed $10,000. Employee contributions are invested in selected mutual funds and a unitized fund of our Class A Common Stock according to the direction of the employee. The 401(k) Plan permits us each year to match up to the first 6% of such employee's eligible compensation contributed to the plan, subject to certain limitations imposed by the Internal Revenue Service. During 1996 and 1997, we offered matching contributions to each eligible employee of 75% of the first 4% of an employee's contribution.

1996 PERFORMANCE AWARD PLAN

    We established the Performance Award Plan to attract, reward and retain talented and experienced officers, other key employees and certain other eligible persons ("Eligible Persons") who may be granted awards from time to time by the Compensation Committee.

    Awards under the Performance Award Plan may be in the form of nonqualified stock options, incentive stock options, stock appreciation rights (SARs), restricted stock, performance shares, stock bonuses and cash bonuses. Awards may be granted singly or in combination with other awards, consistent with the terms of the Performance Award Plan. Awards under the Performance Award Plan generally are nontransferable by a holder (other than by will or the laws of descent and distribution) and rights thereunder generally will be exercisable, during the holder's lifetime, only by the holder, subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Compensation Committee.

    Unless before a change in control event the Compensation Committee determines that benefits under awards made under the Performance Award Plan will not accelerate or the Compensation Committee provides otherwise in an award agreement, then upon a change in control event each option and SAR will become immediately exercisable, restricted stock will immediately vest free of restrictions and the number of shares, cash or other property covered by each award will be issued to the grantee of such award. A change in control event under the Performance Award Plan is defined generally to include the acquisition of 50% or more of our outstanding voting securities by any person other than a person who is the beneficial owner of more than 20% of the Class A Common Stock at the time the Performance Award Plan was adopted, a transfer of substantially all of our assets, our dissolution or liquidation, or a merger, consolidation or reorganization whereby stockholders immediately before such event own less than 50% of the outstanding voting securities of the surviving entity after such event.

    The maximum term of options, SARs and other rights to acquire Class A Common Stock granted under the Performance Award Plan is 10 years after the initial date of award. No award under the Performance Award Plan can be made after September 20, 2006.

    No more than 11,000,000 shares of Class A Common Stock may be issued in respect of awards under the Performance Award Plan (subject to certain anti-dilution adjustments). The number of shares of Class A Common Stock subject to options and SARs granted to any individual in any calendar year is limited to 1,000,000 and the number of shares of Class A Common Stock that may be subject to awards granted in any calendar year may not exceed 2,750,000 (excluding any Eligible Person hired in that year as our chief executive officer).

    Unless approved by the Board of Directors, no award may vest more quickly than 25% per year other than in the case of options issued in connection with our initial public offering or awards granted in lieu of cash bonuses, which may vest at the rate of 50% per year.

                             OPTION GRANTS IN 1998

                                                    INDIVIDUAL GRANTS IN 1998
                           ----------------------------------------------------------------------------
                                                  % OF TOTAL OPTIONS
                           NUMBER OF SECURITIES       GRANTED TO
                            UNDERLYING OPTIONS    EMPLOYEES IN LAST    EXERCISE PRICE                     GRANT DATE PRESENT
NAME                            GRANTED(#)           FISCAL YEAR        PER SHARE($)    EXPIRATION DATE       VALUE($)(a)
-------------------------  --------------------   ------------------   --------------   ---------------   -------------------
A. Jerrold Perenchio.....            N/A                 N/A                  N/A                   N/A              N/A
Henry Cisneros(b)........        100,000                 4.5%              31.375         December 2008        1,277,000
George W. Blank(b).......        100,000                 4.5%              31.375         December 2008        1,277,000
Robert V. Cahill(b)......        100,000                 4.5%              31.375         December 2008        1,277,000
Ray Rodriguez(b).........        100,000                 4.5%              31.375         December 2008        1,277,000

--------------------------

(a) The estimated value was developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of our Class A Common Stock. The estimate was developed using the Black-Scholes option pricing model incorporating the following weighted-average assumptions: dividend yield of 0%; expected volatility of 38.137%; risk-free interest rate of 4.43%; and expected life of five years. The weighted-average fair value of options granted during the year is $12.77.

(b) The options vest in four equal annual installments commencing on December 4, 1999.

                    AGGREGATED OPTION EXERCISES IN 1998 AND
                             YEAR-END OPTION VALUE

                                                                         EXERCISABLE/          EXERCISABLE/
                                                                     UNEXERCISABLE NUMBER   UNEXERCISABLE VALUE
                                                                        OF SECURITIES         OF UNEXERCISED
                                  SHARES ACQUIRED       VALUE         UNDERLYING OPTIONS   IN-THE-MONEY OPTIONS
NAME                              ON EXERCISE(#)     REALIZED($)         AT FY-END #          AT FY-END($)(a)
--------------------------------  ---------------  ----------------  --------------------  ---------------------
A. Jerrold Perenchio............        N/A              N/A                 N/A                    N/A
Henry Cisneros..................      66,666          1,339,561         25,000/308,334       46,875/2,936,470
George W. Blank.................         0                0            325,000/175,000       7,396,875/603,125
Robert V. Cahill................         0                0            225,000/175,000       4,946,875/603,125
Ray Rodriguez...................         0                0            325,000/175,000       7,396,875/603,125

------------------------

(a) This amount represents solely the difference in the market price ($36.00) on the last trading day of the year, December 31, 1998, of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. The exercise price of outstanding options ranges from $11.50 to $34.125. All options were granted at fair market value. No assumptions or representations regarding the value of such options are made or intended.

                    UNIVISION STOCK PRICE PERFORMANCE GRAPH*

    The following graph compares our cumulative total stockholder return with those of the S&P Broadcasting Index (TV, Radio & Cable) and the S&P 500 Index at quarterly intervals since we effected our initial public offering in September 1996. The graph assumes that $100 was invested on September 27, 1996 (the date of our initial public offering) in (1) our Class A Common Stock and (2) the S&P Broadcasting Index and (3) the S&P 500 Index, including in each case, if applicable, reinvestment of dividends. Note: We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                COMPARISON OF 27 MONTH CUMULATIVE TOTAL RETURN*
             AMONG UNIVISION COMMUNICATIONS INC., THE S&P 500 INDEX
               AND THE S&P BROADCASTING (TV, RADIO, CABLE) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               UNIVISION COMMUNICATIONS INC.       S & P 500      S & P BROADCASTING (TV, RADIO, CABLE)
09/27/96                                 $100.00      $100.00                                      $100.00
12/96                                    $161.00      $114.00                                      $100.00
12/97                                    $304.00      $153.00                                      $165.00
12/98                                    $313.00      $196.00                                      $256.00

         *$100 INVESTED ON 9/27/96 IN STOCK OR ON 8/31/96
          IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
          FISCAL YEAR ENDING DECEMBER 31.

------------------------

* This section of the proxy statement is not incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on our review of the copies of such forms we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during 1998, all filing requirements applicable to our officers and directors were met except as follows: Mr. Rivera inadvertently filed three late reports on a total of six transactions; Mr. Rodriguez inadvertently failed to file a report on Form 4 in 1997 regarding shares purchased by Mr. Rodriguez's child; Mr. Gaba inadvertently filed two late reports covering three transactions; Mr. Horn inadvertently filed two late reports covering five transactions; Mr. Baston filed a late Form 3; and Mr. Angoitia has not filed a Form 3 or a Form 5.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The following is a brief summary of the material terms of certain agreements between us and one or more of Mr. Perenchio, Televisa and Venevision filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 1998. The information set forth below does not purport to be and is not a complete summary of all such agreements.

PROGRAM LICENSE AGREEMENTS

    One of our subsidiaries has entered into Program License Agreements with affiliates of both Televisa and Venevision which expire in December 2017 and which are guaranteed by Univision Communications Inc. Under these agreements, we have the first right to air in the United States all Spanish-language programming produced by or for Televisa and Venevision (with certain exceptions). In return for these programs, our subsidiary paid to the Televisa and Venevision affiliates an aggregate net royalty of approximately $77.3 million or 15% of its Combined Net Time Sales (time sales less advertising commissions, certain special event revenues, music license fees, outside affiliate compensation and certain taxes) in 1998 and will continue to pay 15% of such sales in 1999 and each subsequent year. The obligations of their respective affiliates have been guaranteed by Televisa and Venevision.

    Additionally, pursuant to the Program License Agreements, Televisa and Venevision have the right to use, without charge, advertising time that we do not sell to advertisers or that we do not use. There are limitations on the ability of Televisa and Venevision to use such time for telemarketing products and such time may be preempted to the extent sold to a paying advertiser. Televisa and Venevision may each also purchase for its own use non-preemptable time at the lowest spot rate for the applicable time period. During 1998, Televisa purchased non-preemptable time from us which resulted in advertising revenues of approximately $2,700,000.

INTERNATIONAL PROGRAM RIGHTS AGREEMENT

    We have also granted Televisa and Venevision certain rights to exploit various programming produced by us or our subsidiaries on a royalty-free basis. These rights cover all countries outside of the U.S. for programs produced before our initial public offering or that replace such programs ("Grandfathered Programs") and cover Mexico and Venezuela for all other programs. For Grandfathered Programs, the rights described above will revert back to us from Televisa or Venevision when the applicable Program License Agreement terminates. For other programs, Televisa's or Venevision's rights revert back to us when that entity owns less than 30% of the securities that it owned on the date of our initial public offering.

PARTICIPATION AGREEMENT

    Pursuant to a Participation Agreement, Mr. Perenchio, Televisa and Venevision have also agreed that none of them will enter into certain transactions involving Spanish-language television broadcasting or a Spanish-language television network in the U.S. without first offering us the opportunity to acquire a 50% economic interest. The Participation Agreement provides that if we elect to participate in any of these transactions, the offeror party will have substantial control over management of such transaction.

WARRANTS

    In connection with Mr. Perenchio, Televisia and Venevision's December 1992 acquisition of our predecessors, Televisa and Venevision were issued warrants to purchase Common Stock. The warrants are not exercisable unless it is lawful for the holder to own the number of shares issuable as a result of such exercise and such exercise would not violate the Communications Act of 1934, as amended. Subject to applicable securities laws, the warrants are freely transferable. The warrants are exercisable for Class T and Class V Common Stock. However, at the option of Televisa or Venevision, as the case may be, or if the warrants are not held by Televisa or Venevision or their respective permitted transferees at the time of exercise, the warrants are exercisable for Class A Common Stock. The warrants are exercisable for Common Stock at an exercise price of $0.06439 per share. If all warrants issued by us were fully exercised and all voting securities were converted to Class A Common Stock (not including options or Series A Preferred Stock), Venevision would own approximately 20% of our common stock and Televisa would own approximately 8%.

REGISTRATION RIGHTS AGREEMENTS

    We have a Registration Rights Agreement with Mr. Perenchio, Televisa and Venevision, pursuant to which we have agreed to file registration statements covering our securities owned by them. As of March 1, 1999 Mr. Perenchio has the right to demand three registration statements, Venevision has the right to demand two and Televisa has the right to demand one. In addition, we gave these stockholders various piggyback registration rights. In general, we will pay all fees, costs and expenses of any such registration statements. Pursuant to this agreement, we paid expenses of approximately $600,000 associated with a public offering of 22,000,000 shares of Class A Common Stock in February 1998 by Mr. Perenchio, his wife and two other selling stockholders and approximately $755,000 associated with the public offering by Televisa of 13,225,000 shares of Class A Common Stock in October 1998.

    Under a registration rights agreement entered into in connection with the acquisition of the Sacramento station, the current holders of the Series A Preferred are entitled to certain rights with respect to registration of their shares under the Securities Act. The terms of such registration rights agreement are similar to those of the registration rights agreement described above except that the current holders of the Series A Preferred only have the right to make one demand (excluding demands that we file a registration statement containing only the information required by Form S-3.)

REIMBURSEMENT ARRANGEMENTS

    Univision reimbursed Chartwell Services, Inc., an affiliate of Mr. Perenchio, for compensation of certain Chartwell Services, Inc. employees who devote time to Univision activities pursuant to an agreement entered into between Univision and Chartwell Services, Inc., in January 1998. In 1998, Univision reimbursed Chartwell Services, Inc. approximately $900,000 for one-half of the salary, benefits and payroll taxes and all of the bonus and payroll taxes on such bonus relating to our Vice President and Secretary, Robert Cahill, and the salary, bonus and payroll taxes of support staff. In 1998, Univision reimbursed Chartwell Services, Inc. approximately $240,000 for office space, transportation and other administrative costs. Pursuant to the agreement between Univision and Chartwell Services, Inc., Chartwell

Services, Inc. will continue providing the services subject to such agreement through December 2000, subject to automatic one-year extensions.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report to Stockholders for the fiscal year ended December 31, 1998, including financial statements, is enclosed with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (including any financial statements and schedules, and a list describing any exhibits not contained therein) to any stockholder who submits a written request to the Secretary, at 1999 Avenue of the Stars, Suite 3050, Los Angeles, California 90067. The exhibits to the 10-K are available upon payment of charges which approximate our cost of reproduction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    We appointed Arthur Andersen LLP as our independent public accountants and auditors for 1999. Arthur Andersen LLP has served as our independent public accountants since 1992.

    We expect representatives of Arthur Andersen LLP to be present at the meeting and to be available to respond to appropriate questions from stockholders. The Arthur Andersen LLP representatives will be given an opportunity to make a statement if they desire.

    Ratification of the appointment of Arthur Andersen LLP as our independent public accountants for fiscal 1999 requires the affirmative vote of a majority in voting interest of our capital stock represented in person or by proxy at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999.

                             STOCKHOLDER PROPOSALS

    We must receive proposals of stockholders intended to be presented at the 2000 meeting of stockholders at our principal executive offices not later than December 2, 1999 for inclusion in our proxy statement and form of proxy relating to the meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action by the stockholders at the meeting other than those described in this proxy statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Robert V. Cahill
                                          Robert V. Cahill
                                          SECRETARY

March 30, 1999

                         UNIVISION COMMUNICATIONS INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                                MAY 25, 1999

     I/We hereby appoint Robert V. Cahill and George W. Blank, or either of them, as Proxies, with full power of substitution, to represent me (us) and to vote all of my (our) shares of Class A Common Stock of Univision Communications Inc. (the "Company"), on all matters which may come before the 1999 Annual Meeting of Stockholders of the Company and any adjournments thereof. Said Proxies are directed to vote as hereafter indicated.

     Proxies will vote in accordance with their judgement in connection with the transactions of such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed hereon. If no direction is made, it will be voted "FOR" the election as Class A/P Directors of all the individuals identified in the accompanying Proxy Statement as the Class A/P Board nominees and "FOR" the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.

(Continued and to be signed on the other side.)

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

1. ELECTION OF CLASS A/P   FOR all nominees  / /  WITHHOLD AUTHORITY to vote      / /  *EXCEPTIONS / /
   DIRECTORS               listed below           for all nominees listed below

Nominees: A. Jerrold Perenchio, Henry Cisneros, Harold Gaba, Alan F. Horn, John G. Perenchio, Ray Rodriguez
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED BELOW.)

*Exceptions
           --------------------------------------------------------------------------------------------------------------------

2.  PROPOSAL to ratify the appointment of Arthur Andersen LLP
    as independent public accountants for fiscal 1999.            FOR / /   AGAINST / /   ABSTAIN / /

CHANGE OF ADDRESS AND  / /
OR COMMENTS MARK HERE

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.

Dated:                       1999
      ----------------------,

---------------------------------
         Signature


---------------------------------
         Signature


VOTES MUST BE INDICATED    /X/
(X) IN BLACK OR BLUE
INK.


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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